UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 29, 2006

                          RIVIERA HOLDINGS CORPORATION
             (exact name of registrant as specified in its charter)

     Nevada                     000-21430                 88-0296885
 (State or other              (Commission              (IRS Employer
 jurisdiction of               File Number)             Identification No.)
 incorporation)


 2901 Las Vegas Boulevard
 Las Vegas, Nevada                                                 89109
 (Address of principal executive offices)                        (Zip code)

      Registrant's telephone number, including area code (702) 794-9527

-----------------------------------------------------------------------------
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

         On August 29, 2006, Riviera Holdings Corporation ("Riviera") announced through a press release that Riviera's shareholders did not approve Riviera's Agreement and Plan of Merger with Riv Acquisition Holdings Inc. A copy of that press release is furnished as Exhibit 99 hereto. The information in this Item
7.01 and in Exhibit 99 hereto shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1993, except as and when expressly set forth by such specific reference in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable. (b) Not applicable. (c) Not applicable. (d) Exhibits:

Exhibit 99 Riviera Holdings Corporation press release dated August 29, 2006

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date: August 29, 2006     RIVIERA HOLDINGS CORPORATION

                                   By: /s/ Mark Lefever
                                   Mark Lefever
                                   Treasurer and Chief Financial Officer

EXHIBIT 99

                          Riviera Holdings Corporation
                         2901 Las Vegas Boulevard South
                               Las Vegas NV 89109
                       Investor Relations: (800) 362-1460
                               TRADED: AMEX - RIV
                              www.rivierahotel.com



FOR FURTHER INFORMATION:


AT THE COMPANY CONTACT:                        INVESTOR RELATIONS CONTACT:

Mark Lefever, Treasurer and CFO                Betsy Truax, Skorpus Consulting
(702) 794-9527 Voice                           (208) 241-3704 Voice
(702) 794-9442 Fax                             (208) 232-5317 Fax
E-mail:  mlefever@theriviera.com               E-mail:  BetsyT@cableone.net

FOR IMMEDIATE RELEASE:
  RIVIERA HOLDINGS CORPORATION ANNOUNCES THAT SHAREHOLDERS HAVE NOT APPROVED
                          MERGER AGREEMENT

LAS VEGAS, NEVADA, August 29, 2006 - Riviera Holdings Corporation (AMEX:RIV) announced that at today's meeting of shareholders, shareholders did not approve Riviera's Agreement and Plan of Merger with Riv Acquisition Holdings Inc. ("RAHI"), which would have provided for RAHI's acquisition of all of Riviera's outstanding stock at $17 per share. Consequently, Riviera will notify RAHI of the termination of the Agreement and Plan of Merger. William L. Westerman, Riviera's Chief Executive Officer, said, "We regret that holders of the required 60% of our outstanding shares did not vote in favor of the merger, as our board of directors recommended. We believe our board had a fiduciary duty to give our shareholders the opportunity to vote on this transaction. Our management team members will continue to dedicate their efforts to maximize shareholder value in both the short run and the long run."

About Riviera Holdings Corporation

Riviera Holdings Corporation owns and operates the Riviera Hotel and Casino on the Las Vegas Strip and the Riviera Black Hawk Casino in Black Hawk, Colorado. Riviera's stock is listed on the American Stock Exchange under the symbol RIV.


Forward-Looking Statements

This news release contains "forward-looking statements," as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although we believe that the forward-looking statements in this news release are reasonable at the present time, future results may be materially different from what is contained in our forward-looking statements. We do not plan to update our forward-looking statements even though our situation or plans may change in the future, unless applicable law requires us to do so.